KENNETH W. BRIMMER

c/o STEN Corporation

10275 Wayzata Blvd., Suite 310

Minnetonka, Minnesota  55305

October 31, 2008

LV Administrative Services, Inc.

c/o Valens Capital Management, LLC

335 Madison Avenue, 10th Floor

New York, New York 10017

Ladies and Gentlemen:

Reference is made to (i) that certain Security Agreement, dated as of November 23, 2007, between the STEN Corporation, a Minnesota corporation (“STEN”), STEN Credit Corporation, a Utah corporation (“STEN Credit”), STENCOR, Inc., a Minnesota corporation (“STENCOR”), STEN Financial Corporation, a Utah corporation (“STEN Financial”), EasyDrive Cars and Credit Corp., an Arizona corporation (“EasyDrive”), BTAC Properties, Inc., a Minnesota corporation (“BTAC”), Alliance Advance, Inc., an Arizona corporation (“Alliance”), STEN Acquisition Corporation, a Minnesota corporation (“STEN Acquisition”), and Burger Time Acquisition Corporation, a Minnesota corporation (“BT Acquisition” and together with STEN, STEN Credit, STENCORP, EasyDrive, BTAC, Alliance, STEN Acquisition, each a “Company” and collectively, the “Companies”) and LV Administrative Services, Inc., as administrative and collateral agent (the “Agent”) for Valens U.S. SPV I, LLC, a Delaware limited liability company (“Valens”) and the lenders from time to time party thereto (the “Lenders” together with the Valens and the Agent, collectively, the “Creditor Parties” and each, a “Creditor Party”) (as amended, modified or supplemented from time to time, the “Security Agreement”), and (ii) that certain Omnibus Amendment dated of even date hereof between the Companies and the Creditor Parties (the “Amendment” and together with the Security Agreement and the Ancillary Agreements described therein, collectively, the “Documents”).  All terms used herein but not otherwise defined herein shall have the meaning ascribed such terms in the Documents.

This letter agreement is being delivered by the undersigned (the “Purchaser”), a shareholder of the Companies, in connection with the Amendment.  The consideration received by the Purchaser for signing this letter agreement is the execution and delivery by the Creditor Parties of the Amendment, which is a benefit to the Companies and their subsidiaries.

The undersigned agrees to deliver, within thirty (30) days of this letter agreement, to the Agent an executed Asset Purchase Agreement to purchase the assets of STENCOR (the “APA”) for an amount that is no less than $1,300,000 (inclusive of the assumption of the current mortgage in the outstanding principal amount of $473,000 and the assumption of Trade Accounts Payable of $157,000) on terms and conditions satisfactory to Creditor Parties in their sole and absolute discretion, including, without limitation, a closing date that is no later than sixty (60) days following the execution of such Asset Purchase Agreement (the “Purchase Transaction”).

The Purchaser acknowledges and agrees that his failure deliver the APA or close the Purchase Transaction or any other requirements herein within the applicable time limit shall, in each event, constitute an “Event of Default” under the Documents, provided that the Companies shall not have been able to enter into an asset purchase agreement to purchase the assets of STENCOR for an amount that is no less than $1,300,000 with an alternative purchaser on terms and conditions satisfactory to Creditor Parties in their sole and absolute discretion within fifteen (15) days of the notice of such failure.

The Creditor Parties shall be entitled to seek injunctive or other equitable relief to remedy or prevent any actual breach of this letter agreement.

Nothing in this letter agreement shall be deemed to be a consent to a Purchase Transaction to otherwise release or discharge Creditor’s security interests, liens, mortgages and/or other charges or encumbrances created on or with respect to any assets of any Company.

Except as stated herein, nothing set forth in this letter agreement shall be deemed to constitute a modification or waiver of any of the other terms, conditions or provisions of the Documents.

This letter agreement shall be deemed to be an Ancillary Agreement under and as defined in the Documents.  THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES OF NEW YORK.  In connection with this letter agreement, the parties hereto hereby consent to the jurisdiction and venue of the state courts of the State of New York and the federal courts located in the Southern District of New York, and waive any objection based on any such court being an inconvenient forum.

This letter agreement may be executed in counterparts and such counterparts shall, when taken together, constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

__________________________

Kenneth W. Brimmer

Acknowledged and Agreed:

LV ADMINISTRATIVE SERVICES, INC. By: ______________________________ Name: Patrick Regan Title: Authorized Signatory
VALENS U.S. SPV I, LLC By: Valens Capital Management, LLC its investment manager By: ______________________________ Name: Patrick Regan Title: Authorized Signatory
STEN CORPORTION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer

STEN CREDIT CORPORTION By: ______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STENCOR INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer

EASY DRIVE CARS AND CREDIT CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
BTAC PROPERTIES, INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
STEN FINANCIAL CORPORATION By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer
ALLIANCE ADVANCE, INC. By: _______________________________ Name: Kenneth W. Brimmer Title: Chief Executive Officer